# Leading a powerful clean energy transition

## 2025 Second Quarter Financial Update



MGE ENERGY®

# Cautionary Note – Forward-Looking Information

Certain matters discussed in this presentation include "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements that are not statements of historical facts are, or may be deemed to be, forward-looking statements. Such forward-looking statements are based on historical performance and current expectations, estimates, forecasts and projections about our future financial results, goals, plans, commitments, strategies and objectives, particularly related to future load growth, revenues, expenses, capital expenditures and rate recovery, financial resources, regulatory matters, and the scope and expense associated with future environmental regulation. Such statements involve inherent risks, assumptions and uncertainties, known or unknown, including internal or external factors that could delay, divert or change any of them, that are difficult to predict, may be beyond our control and could cause our future financial results, goals, plans and objectives to differ materially from those expressed in, or implied by, the statements. Words such as "believe," "expect," "anticipate," "estimate," "could," "should," "intend," "will," "commit," "target," "plan" and other similar words, and words relating to goals, targets and projections, generally identify forward-looking statements. Both MGE Energy, Inc. ("MGE Energy" or the "Company"), and Madison Gas and Electric Company ("MGE") caution investors that these forward-looking statements are subject to known and unknown risks and uncertainties that may cause actual results to differ materially from those projected, expressed or implied. Those risks and uncertainties include those described in MGE Energy's Annual Report on Form 10-K for the year ended December 31, 2024 (the "2024 Form 10-K"), under the heading "Risk Factors" and elsewhere, and in other reports filed with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this presentation. MGE Energy and MGE undertake no obligation to publicly update or revise any forward-looking statement to reflect events or circumstances after the date of this presentation, whether as a result of new information, future events, changed circumstances or otherwise, except as required by law.

# Company Mission and Values

MGE Energy is an investor-owned public utility holding company headquartered in the state capital of Madison, Wis. MGE Energy is the parent company of MGE, your community energy company. With roots in the community dating back more than 150 years, the utility provides affordable natural gas and electric service in south-central and western Wisconsin.

## Safety

Safety is a core value at MGE. The safety of our employees, customers and communities is our top priority.

## Reliability

We invest in our people and in our systems to help ensure top-ranked energy reliability that helps to maintain the economic health and vitality of the communities we serve.

## Sustainability

With a commitment to transparency, accountability and continuous improvement, we take a holistic and proactive approach to sustainable practices company-wide.

## Equity

We are committed to equity and inclusion in our service to our customers, in our workplace and in our broader community, and we value diverse perspectives, ideas, cultures and backgrounds.

## Engagement

We are dedicated to engagement, partnership and collaboration to best serve our customers and the broader community.

# Company Highlights

## Diversified Customer Base and Revenue Profile

**Resilient Revenue Stream and Customer Base**

- Electric service to ~167,000 customers located in the city of Madison and adjacent areas
  - 87% residential; 13% commercial or industrial
  - Accounts for ~74% of regulated revenue
- Natural gas to ~178,000 customers
  - 90% residential; 10% commercial or industrial
  - Accounts for ~26% of regulated revenue

## Regulated, Highly Visible Growth

**Historical 5-Year EPS CAGR of 5.8%, Regulated PPE(1) CAGR of 6.8%**

- Forecasted capital investment of ~$1.4B from 2025 through 2029
- 49 consecutive years of dividend increases
- Premium service territory with constructive regulation
- Forward-looking test years
- Ability to work cooperatively with large customers to tailor a local renewable energy solution


MGE
ENERGY

## Strong Financial Profile

**Stable Earnings Growth with Strong Balance Sheet**

- Predominantly regulated earnings
- Strong liquidity and cash position
- Conservative financial policies that are designed to achieve strong credit quality
- MGE's Credit Ratings(2)
  - S&P: AA- (Stable)
  - Moody's: Aa2 Secured (Stable)
    A1 Unsecured (Stable)

## Sustainable Investment

**Seeking Net-Zero Carbon Electricity by 2050**

- Targeting carbon reduction of ≥ 80% from 2005 levels by 2030
- Plan to eliminate coal as energy source by end of 2032
- Decarbonizing generation fleet by transitioning to clean energy, such as wind and solar
- Electrifying transportation

(1) Property, plant and equipment, net
(2) A credit rating is not a recommendation to buy, sell or hold securities and may be lowered or withdrawn by the rating agency at any time

# Service Territory Highlights

MGE's service territory is a growing and diverse community of urban, suburban and rural communities. The Madison area and Dane County lead the state of Wisconsin in population growth.

- Seat of State government
- Home to the flagship University of Wisconsin-Madison
- Robust biotech industry and entrepreneurial community
- 2.8% unemployment, which is below U.S. average
- Madison ranks 6th best place to live [Source: U.S. News and World Report (2024)]

*All contribute to the economic resiliency of MGE's service territory.*



MGE Customer Growth
Customer Count
180,000
175,000
170,000
165,000
160,000
155,000
150,000
145,000
140,000
2020
2021
2022
2023
2024
1.8% CAGR
1.3% CAGR
Gas Customers
Electric Customers



# Earnings and Dividends Growth



Diluted Earnings Per Share
$3.50
$2.80
$2.10
$1.40
$0.70
$-
2020
2021
2022
2023
2024
5-Year Compound Annual Growth Rate (CAGR): 5.8%



Dividends Per Share
$2.00
$1.60
$1.20
$0.80
$0.40
$-
2020
2021
2022
2023
2024
5-Year Compound Annual Growth Rate (CAGR): 5.0%

CAGR calculated from base year ended 12/31/2019

MGE ENERGY

# Focused on Sustainability and Reliability



Projected Capital Expenditures
$350
$300
$250
$200
$150
$100
$50
$0
$ millions
$240
$266
$286
$296
$312
$131
$156
$174
$182
$202
$109
$110
$112
$114
$110
2025
2026
2027
2028
2029
Other Capital Expenditures, including Electric and Gas Distribution
Generation Directly Supporting Carbon Reduction Goals

- See Cautionary Note - Forward-Looking Information at the beginning of this presentation.
- Forecasted and actual capital expenditures do not include Allowance for Funds Used During Construction (AFUDC). Forecasted capital expenditures include future projects which will require MGE to request and obtain approval from the Public Service Commission of Wisconsin (PSCW).

MGE ENERGY

# Expanding Generation and Storage Portfolio

| Project | Source | MGE Nameplate Capacity | MGE Investment ($M) | MGE Ownership Interest | Estimated In-Service Date |
|---|---|---|---|---|---|
| Paris | Battery | 11 MW | $25 | 10% | June 2025 |
| Darien[(a)] | Solar/Battery | 25 MW/7.5 MW | $63 | 10% | March 2025 Solar<br>2026 Battery |
| Koshkonong[(a)] | Solar/Battery | 30 MW/16.5 MW | $104 | 10% | 2026 Solar<br>2027 Battery |
| Sunnyside[(a)] | Solar/Battery | 20 MW/40 MW | $112 | 100% | 2026 Solar<br>2027 Battery |
| High Noon[(a)] | Solar/Battery | 30 MW/16.5 MW | $99 | 10% | 2027 |
| Ursa[(b)] | Solar | 20 MW | $46 | 10% | 2027 |
| Badger Hollow[(b)] | Wind | 11.2 MW | $36 | 10% | 2027 |
| Whitetail[(b)] | Wind | 6.7 MW | $23 | 10% | 2027 |
| Forward Repower[(b)(c)] | Wind | 18 MW | $14 | 13% | 2027 |
| Columbia Energy Dome[(a)] | Storage | 3 MW | $17 | 19% | 2027 |
| Dawn Harvest[(b)] | Solar | 15 MW | $34 | 10% | 2028 |
| Good Oak[(b)] | Solar | 9.8 MW | $22 | 10% | 2028 |
| Gristmill[(b)] | Solar | 6.7 MW | $15 | 10% | 2028 |
| Saratoga[(b)] | Solar/Battery | 15 MW/5 MW | $46 | 10% | 2028 |

(a) MGE received PSCW approval to recover 100% AFUDC
(b) Pending regulatory approval
(c) Forward Wind Repower project will not increase in MGE's ownership interest or nameplate capacity

# Constructive Regulatory Environment

Both S&P and Moody's view the Wisconsin regulatory environment as highly credit supportive with timely operating and capital cost recovery and view MGE's relationship with the PSCW as constructive.

Supportive regulatory framework including:

- Forward-looking test years
- Historical approval of various expense deferrals
- Fuel Rules (2% bandwidth) and Gas Cost Recovery Mechanism
- Preapproval from regulator for major construction projects
- Current return on 50% of CWIP or 100% AFUDC on major construction projects
- Escrow treatment received for transmission, Elm Road Generating Station, pension and OPEB, and bad debt expense
    - Approximately 37% of MGE's 2024 utility O&M expenses receive escrow treatment
- Deferral treatment for changes in legislation impacting tax credits

MGE ENERGY

# PSCW Regulators

| WISCONSIN COMMISSIONERS | PARTY | TERM BEGAN | TERM ENDS |
|---|---|---|---|
| Summer Strand (Chair) | D | Mar 2023 | Mar 2029 |
| Kristy Nieto* | D | Feb 2024 | Mar 2031 |
| Marcus Hawkins* | D | Apr 2024 | Mar 2027 |

* Pending confirmation

- Recent appointments of PSCW Commissioners and confirmation of Chair
- Constructive rate outcomes and continued support of construction projects
- PSCW Commissioners remain focused on stability and prudent management of the regulatory compact

Public Service Commission of Wisconsin:

- Gubernatorial appointment, Senate confirmation
- Chair: Gubernatorial appointment
- 6-year staggered terms

Governor Tony Evers (D)

- Next gubernatorial election in 2026

# Approved/Proposed Rate Case Parameters

MGE filed a rate case application for test years 2026 and 2027 on April 2, 2025. PSCW decision expected by the end of 2025, with new rates effective January 1, 2026.

| TERMS ($000s where applicable) | APPROVED 2024 TY | APPROVED 2025 TY | PROPOSED 2026 TY | PROPOSED 2027 TY |
|---|---|---|---|---|
| Average Electric Rate Base | $1,185,550 | $1,241,502 | $1,362,320 | $1,549,683 |
| Average Gas Rate Base | $335,533 | $341,369 | $378,582 | $399,304 |
| Average Common Stock Equity | $917,952 | $945,483 | $1,123,351 | $1,186,265 |
| Regulatory Equity Layer | 56.13% | 56.06% | 56.08% | 56.04% |
| Authorized ROE | 9.70% | 9.70% | 10.00% | 10.00% |
| Increases in Base Rates | 1.54% Elec<br>2.44% Gas | 4.17%[1] Elec<br>1.32% Gas | 4.89% Elec<br>2.33% Gas | 4.33% Elec<br>2.16% Gas |

[1] The PSCW approved a 2025 Fuel Cost Plan in December 2024. The plan lowered the 2025 increase in electric rates to 2.63%, reflecting lower expected fuel costs.

# Customer Affordability

## Average residential electric customer bill as percentage of Wisconsin median household income



2.25%
2.00%
1.75%
1.50%
1.25%
1.00%
2.12%
1.67%
1.51%
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
MGE
Wisconsin Peer Average

MGE works hard to keep costs at an affordable level for all customers. An MGE residential electric customer bill as a percentage of customer wallet at 1.51% is below the Wisconsin utility peer average of 1.67%.

MGE's affordability as a percentage of customer wallet has improved 29% since 2013.

Sources: Median household income data sourced from Federal Reserve Economic Data (FRED), last published September 11, 2024
Average residential customer bill sourced from FERC Form 1 filings of Madison Gas and Electric, Wisconsin Electric Power Co., Wisconsin Public Service Corp., Wisconsin Power and Light Co., Northern States Power-Wisconsin

MGE ENERGY

# Strong Credit Ratings

| S&P (UTILITY RATINGS) | |
|---|---|
| Corporate credit | AA- |
| Business risk | Excellent |
| Commercial paper | A-1+ |
| Outlook | Stable |

- Effective management of regulatory risk
- Supportive regulatory environment
- Focus on regulated vertically integrated electric and natural gas distribution operations
- Healthy service territory with limited industrial exposure

*Source: S&P, October 2024*

| MOODY'S (UTILITY RATINGS) | |
|---|---|
| Secured | Aa2 |
| Unsecured | A1 |
| Commercial paper | P-1 |
| Outlook | Stable |

- Credit supportive regulatory environment
- History of consistently strong financial metrics
- Stable rating outlook assumes future prudently incurred investments will be recovered

*Source: Moody's, November 2024*

Note: A credit rating is not a recommendation to buy, sell or hold securities and may be lowered or withdrawn by the rating agency at any time.

MGE ENERGY

# Transmission Investment Outlook

MGE Energy anticipates material transmission investment opportunities later this decade through ATC.

- MGE Energy holds 3.6% equity ownership interest in ATC.

ATC projects an acceleration of capital expenditures through the end of the decade, with 2025-2029 projected investment of ~$5.4 billion driven by generator interconnections, asset renewal and MISO Long Range Transmission Plan (LRTP).

LRTP Tranche 1 represents ~$1.2 billion investment opportunity for ATC.

- Projected to begin in 2025 and occur primarily in the last few years of this decade.

LRTP Tranche 2 planning is underway, expected to drive investment for ATC in 2030 and beyond.

- ~$2.0 billion investment opportunity for projects expected to be directly assigned to ATC.
- ~$1.8 billion potential incremental investment opportunity for projects subject to competition in or connected to ATC's footprint.


ATC Projected Capital Expenditures
($ millions)
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$812
$908
$1,133
$1,250
$1,250
2025
2026
2027
2028
2029

Note: Projected capital expenditures are from ATC forecasts available via www.atcllc.com/oasis-directory. Does not include pending affected system impact studies, future generator interconnection queues or LRTP Tranche 2. Capital investments by ATC are expected to be funded through a combination of internally generated cash flow, debt and investor contributions. As opportunities arise, MGE Energy plans to make additional investments in ATC through voluntary capital calls based upon its pro rata equity ownership interest in ATC.

# Transition Toward Cleaner Energy

To achieve its carbon reduction goals, MGE is:

- Transitioning to a more environmentally sustainable energy supply
- Providing customers with options they want today and in the future
- Helping customers use energy efficiently and manage future costs
- Providing a dynamic electric grid which enables and integrates new energy technologies
- Deepening engagement with community
- Ensuring all customers benefit from new technologies

Track record of accelerating pace of decarbonization

- MGE's clean energy transition has reduced emissions while maintaining top-ranked electric reliability, strengthening key infrastructure and providing affordable power to customers

Expected to end the use of coal as a generation fuel source

- Retiring the coal-fired Columbia Energy Center
  - Retirement will eliminate ~2/3 of MGE's ownership of coal-fired generation capacity
- Enhancing fuel flexibility at Elm Road Generating Station
  - Elm Road units are expected to be fully transitioned away from coal by end of 2032
  - Repowering will eliminate coal-fired generation from MGE's portfolio of owned resources

| Targeting carbon emissions | |
|---|---|
| **2005** | Baseline year |
| **2019** | Announced Net-Zero Carbon Electricity Goal |
| **2024** | Achieved **~40%** Reduction |
| **2030** | Targeting **~80%** Reduction |
| **2050** | Targeting **Net-Zero** Carbon Electricity |

*Our net-zero goal includes our fossil-fueled electric generation facilities (Scope 1) and purchased power for resale (Scope 3).*

MGE continues to evaluate additional investments in cost-effective, clean energy projects to maintain its top-ranked electric reliability and to achieve its environmental and sustainability goals.

# Natural Gas Distribution – Emissions Reductions Beyond Carbon

Building upon our long-standing commitment to providing affordable, sustainable energy, MGE has set a goal to achieve net-zero methane emissions from its natural gas distribution system by 2035.

- MGE is working to reduce overall emissions from its natural gas distribution system cost-effectively as quickly as possible.
- If MGE can accelerate plans to achieve net-zero methane emissions from its natural gas system through the evolution of new technologies, it will.

Natural gas continues to be a critical resource for meeting reliable, efficient and affordable energy needs. About half of U.S. households use natural gas for heating.

- In 2022, MGE completed an in-depth analysis and inventory of GHG emissions associated with the purchase and distribution of natural gas and other sources, such as indirect emissions from gas usage by our customers.
- MGE has replaced and upgraded all piping made of material considered leak-prone throughout its distribution system.
- MGE's leak inspection schedule already exceeds federal requirements.


GHG emissions
Scope 1
DIRECT
fossil-fueled electric generation facilities
natural gas distribution system
< 1%
other sources
Scope 2
INDIRECT
facilities and operations
transmission line losses from purchased power
Scope 3
INDIRECT
purchased power for resale
upstream natural gas (emissions from our gas suppliers)
downstream natural gas (emissions from gas use by our customers)
< 1%
other sources

# APPENDIX

# Second-Quarter EPS by Segment

Three Months Ended June 30


2025
Diluted EPS
$0.54
($0.04 )
$0.17
$0.06
($0.01 )
$0.72
Electric Utility
Gas Utility
NonReg Energy
Transmission
Other
MGE Energy


2024
Diluted EPS
$0.43
$0.00
$0.17
$0.06
$0.00
$0.66
Electric Utility
Gas Utility
NonReg Energy
Transmission
Other
MGE Energy

# Year-to-Date EPS by Segment

**Six Months Ended June 30**


2025
Diluted EPS
$1.09
$0.34
$0.33
$0.12
($0.02 )
$1.86
Electric Utility
Gas Utility
NonReg Energy
Transmission
Other
MGE Energy


2024
Diluted EPS
$0.87
$0.29
$0.33
$0.11
($0.01 )
$1.59
Electric Utility
Gas Utility
NonReg Energy
Transmission
Other
MGE Energy

MGE ENERGY

# Strong Record of Regulated Asset Growth



$2,500
$2,000
$1,500
$1,000
$500
$-
Net PP&E + CWIP ($millions)
10-Year Compound Annual Growth Rate (CAGR): 6.7%
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2Q'2025

# Electric Utility Mix

Twelve Months Ended December 31, 2024



Electric Retail Revenues
53%
36%
8%
3%
Electric Retail Volumes
56%
27%
12%
5%
Electric Customers
87%
13%
Residential
Commercial
Industrial
Other

# Gas Utility Mix

Twelve Months Ended December 31, 2024


Gas Revenues
60%
36%
4%
Gas Volumes
37%
36%
27%
Gas Customers
90%
10%
Residential
Commercial/Industrial
Other

# ESG – Disclosures

Below are links to ESG information:

[Corporate Responsibility and Sustainability Report]
- CDP Climate Change Questionnaire
- EEI-AGA Qualitative Template
- EEI-AGA Quantitative Template
- EEO-1 Data Report
- Task Force on Climate-Related Financial Disclosures Report

Code of Ethics

Occupational Health and Safety Policy

MGE Foundation Giving

Lobbying Disclosures

MGE

MGE Energy













MGE ENERGY

# Thank you.



Your Community Energy Company

Learn more at mge.com.

Ken Frassetto
Director Shareholder Services
and Treasury Management

kfrassetto@mge.com | 608-252-4723

P.O. Box 1231
Madison, WI 53701-1231

MGE ENERGY